EXHIBIT 3.355
CERTIFICATE OF LIMITED PARTNERSHIP
OF
IOM HEALTH SYSTEM, L.P.
Pursuant to the provisions of the Indiana Revised Uniform Limited Partnership Act, including Indiana Code Annotated (“I.C.”) Section 23-16-3-2, the undersigned General Partner hereby executes this Certificate of Limited Partnership:
1. The name of the limited partnership is: IOM Health System, L.P.
2. The address of the office at which the records required by I.C. Section 23-16-2-3 (a) to be kept is: 155 Franklin Road, Suite 190, Brentwood, Tennessee 37027.
3. The name and address of the agent for service of process, as required to be maintained by I.C. Section 23-16-2-3 (b), are:
(a) Registered Agent: QHG of Indiana, Inc.
(b) Registered Office: 7950 West Jefferson Blvd.
                                     Fort Wayne, Indiana 46804-1677
4. The name and business address of the sole general partner is:
QHG of Indiana, Inc.
7950 West Jefferson Blvd.
Fort Wayne, Indiana 46804-1677
5. The latest date upon which the limited partnership is to dissolve is: December 31, 2025.
6. This Certificate of Limited Partnership shall be effective upon filing with the Indiana Secretary of State.
This Certificate of Limited Partnership has been executed on this 21st day of September, 1995.

IOM HEALTH SYSTEM, L.P.

By:	QHG of Indiana, Inc.,
an Indiana corporation,
its General Partner

By:	/s/ Christy F. Bratts
Christy F. Bratts
Vice President

CERTIFICATE OF ASSUMED BUSINESS NAME
for persons (sole proprietorships, associations, or general partnerships) engaged in business under a name other than their own (DBA)
STATE OF INDIANA, COUNTY OF Allen
NAME OF BUSINESS: IOM HEALTH SYSTEM, L.P.
                                        d/b/a Lutheran Hospital of Indiana
NATURE OF BUSINESS: c/o Legal Dept, 155 Franklin Rd, Suite 190, Brentwood, TN 37027
PRINTED NAMES AND RESIDENCES OF MEMBERS OF BUSINESS: QHG of Indiana, Inc (Sole General Partner) ; 155 Franklin Road, Suite 190, Brentwood, TN 37027
FORM PREPARED BY: Janet Marzullo, Paralegal
SECTION TO BE COMPLETED BY/IN PRESENCE OF NOTARY PUBLIC
I hereby certify that I have personal knowledge of the facts stated above and that each of them are true.

IOM Health System, L.P. By: QHG of Indiana, Inc. By: Gayle Jenkins
/s/ Gayle Jenkins Member’s Signature	Gayle Jenkins Printed Name	Asst. Sec. Capacity
Subscribed and sworn to before me this 22nd day of November, 1995 .

/s/ Connie J. Bruser Signature of Notary	Connie J. Bruser Printed Name	Williamson County of Residence
(Notaries only) my commission expires 9/27/99
Filed on Nov 22, 1995, Virginia L. Young, Recorder
REC001,8/94

CERTIFICATE OF ASSUMED BUSINESS NAME
(All Corporations)
State Form 30353 (R7 / 4-95)
State Board of Accounts Approved 1995     LP95090037
INSTRUCTIONS:
This certificate must first be recorded in the office of County Recorder of each county in which a place of business or office is located
A copy of the certificate certified by the County Recorder must be filed with the Secretary of State
Please TYPE or PRINT

Indiana Code 23-15-1-1, et seq.

FILING FEES PER CERTIFICATE:
For-Profit Corporation, Limited Liability
Company, Limited Partnership     $30.00
Not-For-Profit Corporation     $26.00
Certificate — Additional     $15.00

1. Name of Corporation	2. Date of incorporation / admission
IOM Health System, L.P.	September 21, 1995

3. Principal office address of the Corporation (street address) 103 Continental Place / c/o Legal Dept.

City, state and Zip code Brentwood, TN 37027

4. Assumed business name(s) Auburn Medical and Industrial Clinic

5. Address at which the Corporation will do business under assumed business name (street address) 7950 W. Jefferson Boulevard

City, state and ZIP code Fort Wayne, Indiana 46804

6. Signature	7. Printed name
/s/ Gayle Jenkins	Gayle Jenkins

STATE OF Tennessee	SS:
COUNTY OF Williamson

Subscribed and sworn or attested to before me, this 26th day of September, 1997.
/s/ Gail H. McKinnon

Notary Public
Gail H. McKinnon

My Notarial Commission Expires:
7/22/2000

My County of Residence is:
Williamson
I, Virginia L. Young, Recorder of Allen County, State of Indiana, certify that the foregoing is a true copy of the Certificate of Assumed Business Name recorded in my office on the 29th day of September 1997.
Recorder Signature
/s/ Virginia L. Young
This instrument was prepared by:
Gail H. McKinnon

INSTRUCTIONS:
This certificate must first be recorded in the office of County Recorder of each county in which a place of business or office is located
A copy of the certificate certified by the County Recorder must be filed with the Secretary of State
Please TYPE or PRINT

FILING FEES PER CERTIFICATE:
For-Profit Corporation, Limited Liability
Company, Limited Partnership      $30.00
Not-For-Profit Corporation     $26.00
Certificate — Additional     $15.00

1. Name of Corporation IOM Health System, L.P.	2. Date of incorporation / admission September 21, 1995

3. Principal office address of the Corporation (street address) 103 Continental Place / c/o Legal Dept.

City, state and Zip code Brentwood, TN 37027

4. Assumed business name(s) Lutheran Health Network

5. Address at which the Corporation will do business under assumed business name (street address) 7950 W. Jefferson Blvd.

City, state and ZIP code Fort Wayne, IN 46804

6. Signature	7. Printed name
/s/ Gayle Jenkins	Gayle Jenkins

STATE OF Tennessee
SS:
COUNTY OF Williamson

Subscribed and sworn or a attested to before me, this 7th day of December, 1998.

/s/ Ann M. Myers
Notary Public
7-27-2002

My Notarial Commission Expires:

My County of Residence is:
Williamson
I, Virginia L. Young, Recorder of Allen County, State of Indiana, certify that the foregoing is a true is a true copy of the Certificate of Assumed Business Name recorded in my office on the 11th day of December 1998.
Recorder Signature
/s/ Virginia L. Young
This instrument was prepared by:
Gail H. McKinnon, Paralegal

State of Indiana
Office of the Secretary of State
CERTIFICATE OF ASSUMED BUSINESS NAME
of
IOM HEALTH SYSTEM, L.P.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Certificate of Assumed Business Name of the above Domestic Limited Partnership (LP) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Revised Uniform Limited Partnership Act.
Following said transaction the entity named above will be doing business under the assumed business name(s) of:
LUTHERAN HEART CENTER
NOW, THEREFORE, with this document I certify that said transaction will become effective Wednesday, October 18, 2000.
In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, October 18, 2000.
/s/ Sue Anne Gilroy
Sue Anne Gilroy
SECRETARY OF STATE

CERTIFICATE OF ASSUMED BUSINESS NAME                     LP95090037
(All Corporations)
State Form 30353 (R8 / 9-97)
State Board of Accounts Approved 1995

INSTRUCTIONS:
This certificate must also be recorded in the office of County Recorder of each county in which a place of business or office is located
FEES ARE PER ASSUMED NAME. Please make check or money order payable to: Indiana Secretary of State
Please TYPE or PRINT

Indiana Code 23-15-1-1, et seq.

FILING FEES PER CERTIFICATE:
For-Profit Corporation, Limited Liability
Company, Limited Partnership       $30.00
Not-For-Profit Corporation       $26.00
Certificate — Additional       $15.00

1. Name of Corporation IOM Health System, L.P.	2. Date of incorporation / admission 9/21/95

3. Principal office address of the Corporation (street address) 7950 West Jefferson Blvd.

City, state and Zip code Fort Wayne, IN 46804

4. Assumed business name(s) Lutheran Heart Center

5. Principal office address of the Corporation, LLC, LP (street address) 103 Continental Place, c/o Legal Dept

City, state and ZIP code Brentwood, TN 37027

6. Signature	7. Printed name
/s/ Gayle Jenkins	Gayle Jenkins, Assistant Secretary

STATE OF Tennessee
SS:
COUNTY OF Williamson

Subscribed and sworn or a attested to before me, this 10th day of October, 2000.

Notary Public	My County of Residence is:
/s/ Ann M. Myers	Williamson

My Notarial Commission Expires:
7-27-2002
This instrument was prepared by:
Gail H. McKinnon, Paralegal

State of Indiana
Office of the Secretary of State
CERTIFICATE OF AMENDMENT
of
IOM HEALTH SYSTEM, L,P.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Certificate of Amendment of Limited Partnership of the above Domestic Limited Partnership (LP) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Revised Uniform Limited Partnership Act.
NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, December 14, 2001.
     In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, December 14, 2001.
/s/ Sue Anne Gilroy
SUE ANNE GILROY
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
To the Secretary of State
State of Indiana
The undersigned, on behalf of the limited partnership named below, hereby certifies that:
1. The name of the limited partnership is IOM HEALTH SYSTEM, L. P.
2. The date on which the initial Certificate of Limited Partnership was filed is 09/26/1995
3. The statement in the Certificate of Limited Partnership referring to the name and address of the registered is hereby amended to read as follows:
The name and address of the registered agent for the Limited Partnership is
CORPORATION SERVICE COMPANY
251 EAST OHIO STREET
SUITE 500
INDIANAPOLIS, IN 46204
4. This certificate is effective on
Signed on Nov. 20, 2001.
/s/ [unreadable], Vice President + Asst Secretary
QHG of Indiana, Inc.
General Partner